OLD WESTBURY
                                 FUNDS, INC.

                               Semi-Annual Report
                                 April 30, 1998










                                Bessemer Trust
                               ----------------
                              INVESTMENT ADVISOR







                                                OLD WESTBURY CORE EQUITIES FUND
                           INVESTMENT ADVISOR'S REPORT
                                    May 1998
-------------------------------------------------------------------------------

  On a total return basis, the Old Westbury Core Equities Fund before fees and expenses, was up 2.9%* since its inception on March 2, 1998 through April 30, 1998, compared to a 6.2% increase in the S&P 500.** Because the fund is so small, performance is easily distorted by the flow of monies into the fund. In particular, large share purchases made near an interim peak in the stock market can negatively affect a small fund over a short time period should the market subsequently decline as it did at the end of April. These problems should vanish as the fund grows larger.

  As this is the first report to shareholders, we thought it would be helpful to outline our investment approach and strategy. Our investment philosophy is quite simple and straightforward. We believe security prices are driven by changes in corporate earnings. Rising earnings tend to lead to higher stock prices. Consequently, our portfolio is honed in on companies with strong earnings growth. Our minimum hurdle rate is 15% per year; however, in recent years, the companies in our portfolio have been increasing their earnings, on average, by more than 20%. We project a similar gain in 1998 despite what we feel will be a tough environment for many companies to achieve earnings growth of more than 5-7%.

  The portfolio is structured on the basis of long term investment themes. We search for worldwide trends which will enable certain industries to reap the benefits of above-average growth. Then, we look for the major corporate beneficiaries of these trends in the belief they will provide superior earnings performance. Typically, these companies are the industry leaders with a proven record of successful operation over a longer period of time; we are not in the business of buying troubled companies. As we put it: "we buy the best and forget the rest."

  The significant themes in the portfolio today are the aging of the population and its need for health care and wealth accumulation, the undervaluation of financial intermediaries, the increasing size of the workforce and its rising income levels, reaching the consumer in an increasingly competitive world, and the growing dominance of the U.S. multinational corporations. In subsequent reports, we will discuss these trends in more detail.
-----------
*Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The S&P 500 is an unmanaged index comprising stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.




OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
May 1998 (Continued)
-------------------------------------------------------------------------------

  The stock market has been locked in a relatively narrow 500 point trading range since the middle of March. Serving to constrain the market is the slowing of corporate earnings increases, while supporting the market are declining interest rates and public purchases of equity shares. This tug-of- war may continue for a while, but our stocks should move higher as their net income rises.

  We appreciate your initial support of this fund and believe everyone should be well rewarded over time as the earnings dynamics may lead to higher valuations.




                                           OLD WESTBURY GROWTH OPPORTUNITY FUND
                           INVESTMENT ADVISOR'S REPORT
                                    May 1998
-------------------------------------------------------------------------------
  The performance of the Old Westbury Growth Opportunity Fund ("Growth Opportunity"), before fees and expenses, for the six month reporting period ended April 30, 1998 was 13.8%* which compares favorably with the return of the Russell 2500** of 13.3%*. The returns before fees and expenses, for any given month during the past twelve months have been very volatile. Growth Opportunity provided a 41.4% total return for the twelve-month reporting period.* Returns were extremely good in February 1998 after an unchanged January, and March was a relatively weak month while April performance was good. The volatility of returns over the past year or so has been affected by rapidly changing preferences of market participants for large versus small stocks and growth versus value stocks. Since mid-1994, generally, large capitalization stocks and value stocks have outperformed smaller capitalization stocks and growth stocks. Despite the fact that Growth Opportunity is a small and mid-cap growth stock vehicle, returns have been very competitive over a longer period in spite of the volatile months and quarters. This volatility is likely to remain as the market favors one class of stocks versus another, and as perceptions change about the economic outlook and relative valuation of these different classes. Growth Opportunity will remain focused on attractively valued stocks whose managements' incentive is to reward the shareholder over the long term.

  During the past six months, several sectors were eliminated or sharply reduced and many new positions initiated. Several factors have contributed to the high turnover. The reduction in the technology weighting which began in August 1997 continued during the first quarter of calendar 1998. The Asian crisis, in addition to affecting technology, caused a reassessment and reduction in the energy sector, some of which carried over to the first quarter. Additionally, several stocks reached levels that fully discounted their positive fundamentals and were sold or the position reduced significantly. Also, three positions were closed out as a result of takeover or rumored takeover. Finally, there were three stocks whose fundamentals deteriorated and were sold.

  The stocks that are replacing the recently sold issues have the following characteristics in common: a catalyst which acts to increase revenue and earnings growth and a price which is attractive compared to
-----------
*Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect the sales charge that was in effect prior to March 1, 1998. The fund's total return for the period from February 28, 1997 (date of inception) to April 30, 1998 was 27%.
**Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. This index is unmanaged and investments cannot be made in an index.






OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
May 1998 (Continued)
-------------------------------------------------------------------------------
the sustainable growth rate. Additionally, the officers and/or directors in four of the companies have purchased stock for themselves.

  In view of the extraordinary returns of common stocks during the past few years, especially the most recent twelve months, the fund has a somewhat more defensive posture. Short-term investments are at a higher level than normal and will be re-deployed as attractive purchase candidates appear.





                                                OLD WESTBURY INTERNATIONAL FUND
                           INVESTMENT ADVISOR'S REPORT
                                    May 1998
-------------------------------------------------------------------------------

  International markets saw strong rises over the first half of the fiscal year with performance varying widely.+ European markets performed consistently well. Asia suffered continued falls until the World Economic Forum at the end of January, when it appeared that the United States and international bodies were going to adopt more supportive policies. Strong rallies in February then petered out as it became clear that there was no quick fix available. Latin America rallied strongly at the beginning of the fiscal year before being dragged down as Asia's troubles soured sentiment towards emerging markets.

PERFORMANCE

  The fund benefited from the underweighting in Japan but was held back by the exposure to emerging markets. Old Westbury International Fund rose to 10.1%, before fees and expenses, over the six-month reporting period.* This compares with a rise in the EAFE Index of 15.4% and in the emerging market EMF Index of 3.6% for the same period.**

PORTFOLIO COMPOSITION

  The portfolio saw further reductions in Asia as most of the holdings in Singapore were sold, with the proceeds being invested in Europe. The portfolio now has 20% in Asia, 65% in Europe and 11% in Latin America.

CONCLUSION

  We believe that international markets represent reasonable value. European markets should see continued strong earnings growth and the benefits of rationalization. Japan will be held back until the government introduces sensible reforms but some exporters should benefit from the weaker currency. Brazil, Eastern Europe, India and South Africa look the best of the emerging markets.
-----------
*Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect the sales charge that was in effect prior to March 1, 1998.
**The EAFE Index is a weighted index comprised of approximately 1,100 securities listed on the stock exchanges of Europe. Australia and the Far East. The EMF Index is a weighted index comprised of approximately 1,100 securities in 20 "free" emerging markets. A free market is defined as a market with no restrictions on foreign investors. These indices are unmanaged, and investments cannot be made in an index.
+Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.





OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
May 1998
-------------------------------------------------------------------------------

JAPAN

  The first six months of the fiscal year was dominated by concern over the outlook for growth in Japan, and when the government was going to do anything about it. The belated announcement of action to protect depositors and provide funds to recapitalize the banking system, combined with the extension of personal tax deductions at the end of 1997, seemed to show some recognition of the scale of the problems. In January, a number of leading politicians started to discuss openly the need for tax cuts, suggesting some movement towards recognition that the only way out for Japan is some sort of supply side revolution. The warning in April by the chairman of Sony Corporation that the economy was on the verge of collapsing and the statement by the governor of the Bank of Japan that tax cuts must be looked at seriously, are important indicators that the consensus is moving in the right direction. The reality has been more disappointing packages suggesting that news must get worse before its gets better. The result was that the market fell back towards its lows at the start of the year and the Yen also weakened. News on the economy shows that it has fallen back into recession and the poor performance of the stock market over the fiscal year will ensure plenty of writeoffs during the results season providing more ammunition for reformers. Pessimism is now so widespread that we believe that share prices in a number of sectors discount a lot of the bad news. We do, therefore, see good opportunities for quality exporters and selected well run domestic companies to appreciate. We remain underweighted.

PACIFIC BASIN

  The World Economic Forum in Davos at the end of January saw the beginning of a more active commitment by the United States and the International Monetary Fund
(IMF) to try to stabilize the situation in Asia. This resulted in a surge in the currencies and markets in the region with the weakest companies and countries regarded as the major beneficiaries. The failure of governments in most of these countries, with the possible exception of Thailand and Korea, to follow through with the required restructuring packages and the scale of recapitalization required, suggests that there will be no quick recovery. Zhu Rongji, the new premier of China, is undertaking a radical restructuring program which should transform the banking and state industrial sectors. We continue to believe that Hong Kong companies are the best vehicles to benefit from China's transformation.





                                                OLD WESTBURY INTERNATIONAL FUND
                               INVESTMENT OUTLOOK
                              May 1998 (Continued)
-------------------------------------------------------------------------------
In India, we expect that the economy will start to accelerate now that the election is over and that this will feed through into solid rises in corporate earnings.

EUROPE

  European markets have continued to benefit from a cyclical recovery in earnings and growing evidence of a new commitment to profitability and restructuring. Earnings estimates continue to be upgraded on the back of accelerating economic growth and we believe that restructuring could ensure earnings growth of at least 15% per annum for the next few years. The liquidity of these markets is also improving as private sector pension schemes become more widespread and private sector savings are increasingly mobilized into the stock market. Thus, although these markets look expensive relative to historic ranges, they still appear to have the most attractive prospects of the developed markets.

LATIN AMERICA

  Latin America has shown a disappointing performance as economists and analysts have revised down forecasts for economic growth and earnings. However with valuations ranging between 10 and 15 times 1998 earnings we think these markets do not look expensive.






OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
May 1998
-------------------------------------------------------------------------------

  The total return of the Old Westbury Fixed Income Fund, before fees and expenses, since its inception on March 12, 1998 through April 30, 1998 was 0.1%,* versus 0.3% for the Lehman Brothers Government/Corporate Bond Index.**

  We plan to keep the portfolio's duration somewhat longer than the benchmark. This strategy is consistent with the view that yields are high relative to inflation and that U.S. fiscal and monetary policies are leaning against the risk of rising inflation in the future. Until the portfolio grows in size, we will concentrate investments in the government sector. Government securities are very liquid, and will be used to fund other investments as attractive opportunities arise.
-----------
*Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged and investments cannot be made in an index.







                                               OLD WESTBURY MUNICIPAL BOND FUND
                           INVESTMENT ADVISOR'S REPORT
                                    May 1998
-------------------------------------------------------------------------------

  The total return of the Old Westbury Municipal Bond Fund, before fees and expenses, since its inception on March 6, 1998 through April 30, 1998, was 0.5%.* This compared to the Lehman Brothers Municipal Bond Index which had a total return for the same period of (0.4)%.**

  The Municipal Bond Fund initially benefited from a high percentage of shorter term securities in March when municipal interest rates increased due to large volumes of new issue supply that depressed this market.+ Two events transpired in April to alter this strategy and make us extend the fund's average life. First, municipal supply concerns began to abate making prospects for relative appreciation in the municipal market greater (relative to Treasury securities). The second reason was our belief that U.S. inflation would remain low allowing interest rates to experience further declines in the second quarter. Looking forward, we intend to maintain a bias towards a longer duration portfolio (average maturity) relative to our benchmark as prospects for both interest rates and greater relative appreciation in the municipal market will remain as the primary drivers in this market.
-----------
*Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Lehman Brothers Municipal Bond Index are broad market performance benchmarks for the tax-exempt bond market. As of March 31, 1998, approximately 42,021 bonds were included in the Municipal Bond Index with a market value of $631 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The Index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made in an index.
+Income may be subject to the federal alternative minimum tax and state and local taxes.





SHAREHOLDER MEETING RESULTS
-------------------------------------------------------------------------------

  A Special Meeting of the shareholders of Old Westbury Growth Opportunity Fund and Old Westbury International Fund, series of Old Westbury Funds, Inc. was held on February 9, 1998. On December 2, 1997, the record date for determination of shareholders entitled to vote at the meeting, there were 19,236,696 total outstanding shares. The following items were considered by shareholders and the results of their voting is as follows:

AGENDA ITEM
-----------

1. To elect three Directors of the funds to serve until the election and qualification of their successors.

                          FOR             AGAINST         WITHHELD AUTHORITY TO VOTE
                          ---             -------         --------------------------
Robert M. Kaufman      18,304,890             0                     6,151
Howard D. Graves       18,304,890             0                     6,151
Eugene P. Beard        18,304,890             0                     6,151

2. To ratify or reject the selection of the firm Deloitte & Touche LLP as Independent Auditors of the funds.

                       18,303,462             0                     7,579


                                                OLD WESTBURY CORE EQUITIES FUND
                            PORTFOLIO OF INVESTMENTS
                           April 30, 1998 (unaudited)
-------------------------------------------------------------------------------

 SHARES                                           VALUE
 ------ -------------------------------------   ----------
 COMMON STOCKS--85.1%
        CONGLOMERATES--4.6%
 1,500  General Electric Co.                    $  127,688
 2,250  Tyco International Ltd.                    122,625
                                                ----------
        TOTAL                                      250,313
                                                ----------
        CONSUMER NON-CYCLICAL--12.5%
 1,100  Clorox Co.                                  92,263
 1,100  Coca-Cola Company                           83,463
 2,950  Coca-Cola Enterprises Inc.                 111,363
 1,200  Colgate-Palmolive Co.                      107,625
   950  Gillette Co.                               109,666
 2,100  Mattel Inc.                                 80,456
 1,150  Procter & Gamble Co.                        94,516
                                                ----------
        TOTAL                                      679,352
                                                ----------
        FINANCIAL--12.5%
 1,050  Bankamerica Corporation                     89,512
   300  Beneficial Corp.                            39,112
   800  Chase Manhattan Corp.                      110,850
   750  Citicorp                                   112,875
 1,800  Federal National Mortgage Association      107,775
 1,400  Merrill Lynch & Co.                        122,850
 1,350  Washington Mutual Inc.                      94,584
                                                ----------
        TOTAL                                      677,558
                                                ----------
        HEALTHCARE--9.1%
 1,850  (a)Health Management Association Inc.       58,275
   850  Johnson & Johnson                           60,669
 1,850  Medtronic Inc.                              97,356
   800  Merck & Co.                                 96,400
 1,100  Pfizer Inc.                                125,194
 1,150  (a)Quintiles Transnational Corp.            55,775
                                                ----------
        TOTAL                                      493,669
                                                ----------
        INSURANCE--0.3%
   350  Unum Corp.                                  18,813
                                                ----------
        PRINTING & PUBLISHING--2.2%
 1,550  Time Warner Inc.                           121,675
                                                ----------




OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

 SHARES                                          VALUE
 ------ ------------------------------------   ----------
        PROFESSIONAL SERVICES--5.5%
 1,850  (a)Chancellor Media Corp.              $   87,759
   940  (a)Clear Channel Communications Inc.       88,595
   950  Interpublic Group Cos. Inc.                60,681
 1,150  Omnicom Group Inc.                         54,481
                                               ----------
        TOTAL                                     291,516
                                               ----------
        RECREATIONAL--4.1%
 1,600  Carnival Corp.                            111,300
   900  Disney (Walt) Holding Co.                 111,881
                                               ----------
        TOTAL                                     223,181
                                               ----------
        RETAIL--17.1%
 1,800  (a)Bed Bath & Beyond Inc.                  88,650
 1,300  CVS Corp.                                  95,875
 1,100  Dayton-Hudson Corp.                        96,044
 2,350  Family Dollar Stores Inc.                  79,900
 1,750  Home Depot Inc.                           121,844
 3,100  (a)Kohl's Corp.                           128,069
 2,150  (a)Kroger Co.                              90,031
 3,400  (a)Safeway Inc.                           130,050
 2,700  Walgreen Co.                               93,150
                                               ----------
        TOTAL                                     923,613
                                               ----------
        TECHNOLOGY--11.6%
 2,550  (a)Analog Devices                          99,290
 1,500  (a)Cisco Systems Inc.                     109,875
 2,650  (a)EMC Corp.                              122,231
 1,850  HBO & Co.                                 110,653
 1,000  (a)Microsoft Corp.                         90,125
 1,350  (a)Tellabs Inc.                            95,681
                                               ----------
        TOTAL                                     627,855
                                               ----------
        TELECOMMUNICATIONS--2.0%
 2,100  MCI Communications Corp.                  105,656
                                               ----------
        UTILITIES--3.6%
 2,000  (a)AES Corp.                              110,375
 1,750  Enron Corp.                                86,078
                                               ----------
        TOTAL                                     196,453
                                               ----------


                                                 OLD WESTBURY CORE EQUITIES FUND
                            PORTFOLIO OF INVESTMENTS
                     April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

   SHARES             VALUE
 ----------------   ----------
 TOTAL
 INVESTMENTS
  (Identified
 Cost
 $4,552,699)(b)     $4,609,654
                    ----------
 CASH AND OTHER
   ASSETS NET OF
   LIABILITIES--
   14.9%               804,889
                    ----------
 NET ASSETS--100%   $5,414,543
                    ==========



               See Notes to Portfolios of Investments on Page 27.





OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

   SHARES                                                   VALUE
 ---------- ------------------------------------------   ------------
 COMMON STOCKS--94.7%
            BASIC MATERIALS--5.3%
    139,400 Crompton & Knowles Corp.                     $  4,173,287
     56,600 OM Group, Inc.                                  2,508,087
                                                         ------------
            TOTAL                                           6,681,374
                                                         ------------
            CAPITAL GOODS--8.0%
     42,950 Martin Marietta Material Corp.                  2,015,966
     23,943 McDermott International, Inc.                     990,642
    109,300 (a)Newpark Resources, Inc.                      2,630,031
    141,400 (a)Royal Group Techs Ltd. Sub. Vtg.             4,392,238
                                                         ------------
            TOTAL                                          10,028,877
                                                         ------------
            COMMUNICATION SERVICES--2.1%
    137,300 (a)Vanguard Cellular Systems, Inc.              2,608,700
                                                         ------------
            CONSUMER CYCLICAL--13.1%
     87,700 (a)Borders Group, Inc.                          2,817,362
     84,269 Casey's General Stores, Inc.                    1,379,905
     59,200 Dollar Tree Stores                              3,211,600
     44,656 Hudson Bay Company                                970,647
     87,800 (a)Promus Hotel Corporation                     3,967,463
     90,700 Southam, Inc.                                   1,657,678
     45,600 Stage Stores, Inc.                              2,345,550
                                                         ------------
            TOTAL                                          16,350,205
                                                         ------------
            CONSUMER STAPLES--7.2%
     51,600 (a)Dominick's Supermarkets, Inc.                2,067,225
     10,651 Flowers Industries, Inc.                          227,665
     89,700 Hormel Foods Corp.                              3,049,800
     96,200 (a)Univision Communications, Inc., Class A      3,685,663
                                                         ------------
            TOTAL                                           9,030,353
                                                         ------------
            ENERGY--5.9%
     40,384 Devon Energy Corp. Oklahoma                     1,610,312
     43,600 Ensco International, Inc.                       1,231,700
     74,700 (a)Noble Drilling Corp.                         2,413,744
    207,000 (a)Santa Fe Energy Resources                    2,134,688
                                                         ------------
            TOTAL                                           7,390,444
                                                         ------------




                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                            PORTFOLIO OF INVESTMENTS
                     April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

   SHARES                                              VALUE
 ---------- -------------------------------------   ------------
            FINANCE--24.9%
     40,700 Allmerica Financial Corp.               $  2,548,837
    115,800 Comdisco, Inc.                             5,124,150
      8,000 (c)Fairfax Financial Holding Ltd.          3,002,516
     61,700 Financial Securities Assurance             3,694,287
     79,200 Finova Group, Inc.                         4,638,150
     37,121 Penncorp Financial Group, Inc.               965,146
     38,170 PMI Group, Inc.                            3,101,312
     94,600 Provident Cos., Inc.                       3,695,313
     61,700 S & P Midcap 400 Trust                     4,463,609
                                                    ------------
            TOTAL                                     31,233,320
                                                    ------------
            HEALTHCARE--7.2%
     71,155 Biogen, Inc.                               3,157,503
     59,200 (a)Health Care & Retirement                2,412,400
     67,200 Ligand Pharmaceuticals, Inc., Class B        974,400
     60,889 Pathogenesis Corp.                         2,412,727
                                                    ------------
            TOTAL                                      8,957,030
                                                    ------------
            MISCELLANEOUS--3.9%
     61,100 (a)Billing Info Concepts Corp.             1,710,800
     74,200 EFTC Corporation                           1,270,675
     72,200 Viad Corp.                                 1,863,663
                                                    ------------
            TOTAL                                      4,845,138
                                                    ------------
            TECHNOLOGY--14.3%
     85,200 Information Resources, Inc.                1,592,175
     88,200 (a)Innova Corp.                            1,510,425
    172,400 Integrated Device Technology, Inc.         2,079,575
     63,050 Kla-Tencor Corp.                           2,541,703
     40,500 Networks Associates, Inc.                  2,774,250
     54,300 Novellus Systems, Inc.                     2,599,612
     38,580 (a)Sterling Commerce, Inc.                 1,642,061
     55,100 (a)Synopsys, Inc.                          2,369,300
     36,289 USWEB Corp.                                  827,843
                                                    ------------
            TOTAL                                     17,936,944
                                                    ------------




OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                  VALUE
 ---------- -----------------------------------------   ------------
            TRANSPORTATION--2.8%
     55,700 Expeditors International of Washing         $  2,367,250
     43,700 Southwest Airlines Co.                         1,199,018
                                                        ------------
            TOTAL                                          3,566,268
                                                        ------------
 TOTAL COMMON STOCKS (identified cost $105,804,775)      118,628,653
                                                        ------------
 CONVERTIBLE BONDS--2.1%
 $2,677,000 (c)Candescent Technology, 7.00%, 5/1/2003
                 (at amortized cost)                       2,677,000
                                                        ------------
 TOTAL INVESTMENTS (Identified cost $108,481,775)(b)    $121,305,653
                                                        ------------
 CASH AND OTHER ASSETS NET OF LIABILITIES--3.2%                3,965,808
                                                        ------------
 NET ASSETS--100.0%                                     $125,271,461
                                                        ============



               See Notes to Portfolios of Investments on Page 27.




                                                OLD WESTBURY INTERNATIONAL FUND
                            PORTFOLIO OF INVESTMENTS
                           April 30, 1998 (unaudited)
-------------------------------------------------------------------------------

   SHARES                                                           VALUE
 ---------- --------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--96.0%
            ARGENTINA--1.6%
    180,649 Banco De Galicia Y Buenos Aires (Banks)              $  1,093,071
     30,410 Telecom Argentina ADR (Services)                        1,094,760
     20,905 YPF Sociedad Anunima--Class D (Energy)                    728,425
                                                                 ------------
            TOTAL ARGENTINA                                         2,916,256
                                                                 ------------
            AUSTRALIA--2.6%
     76,899 Brambles Industries, Ltd. (Services)                    1,579,276
     40,020 Broken Hill Properties Co. ORD (Diversified)              390,015
    230,800 Westpac Banking Corporation (Banks)                     1,544,493
    364,800 Woolworth ORD (Consumer Goods)                          1,251,416
                                                                 ------------
            TOTAL AUSTRALIA                                         4,765,200
                                                                 ------------
            BRAZIL--5.9%
     53,370 Bompreco Supermercados GDS (Consumer Goods)             1,027,373
     37,001 Cia Vale Do Rio Doce Pn (Materials)                       873,657
     48,000 Companhia Paranaense ADR Preferred--
              Class B (Utilities)                                     684,000
     17,886 Eletrobas Preferred B (1000 shares) (Utilities)           803,971
     51,330 Elevadores Atlas S.A. ORD (Capital Goods)                 807,993
      2,379 Light Servicios Electricidade Preferred (1000
              shares) (Utilities)                                     957,009
      5,013 Petrol Brasileiros (1,000 shares) Preferred
              (Utilities)                                           1,271,422
     29,362 (a)Telebras Telec Brasileiras (1,000 shares)
                 Preferred (Services)                               3,584,543
      2,195 Telesp (1000 shares) Preferred (Services)                 746,703
                                                                 ------------
            TOTAL BRAZIL                                           10,756,671
                                                                 ------------
            CHILE--0.5%
     53,680 Banco De A Edwards ADR (Banks)                            862,235
                                                                 ------------
            EASTERN EUROPE--0.1%
        965 Baltic Republics Fund Ltd. Preferred (Mutual Fund)        199,755
                                                                 ------------




OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

   SHARES                                                            VALUE
 ---------- ---------------------------------------------------   ------------
            FINLAND--1.9%
     15,007 Metra--Class B (Capital Goods)                        $    377,580
     46,000 Nokia--Class A (Electronics & Electrical Equipment)      3,083,506
                                                                  ------------
            TOTAL FINLAND                                            3,461,086
                                                                  ------------
            FRANCE--8.7%
      9,637 Alcatel (Electronics & Electrical Equipment)             1,785,371
     38,701 Banque National De Paris (Banks)                         3,260,182
     16,574 Compagnie Fin Paribas (Financial Services &
              Property)                                              1,762,459
     17,613 Elf Aquitaine (Energy)                                   2,308,990
     11,286 Lafarge S.A. (Materials)                                 1,065,092
        940 Lafarge Rights (Materials)                                  24,688
      3,154 (a)Pinault au Printemps (Consumer Goods)                 2,346,700
     13,488 Schneider S.A. ORD (Capital Goods)                       1,008,490
     23,771 Valeo (Consumer Goods)                                   2,361,894
                                                                  ------------
            TOTAL FRANCE                                            15,923,866
                                                                  ------------
            GERMANY--5.5%
      8,262 Allianz AG Holdings--Class D (Financial Services &
              Property)                                              2,540,171
     17,112 Daimler-Benz AG (Capital Goods)                          1,669,835
     26,697 Deutsche Bank AG ORD (Banks)                             2,053,501
      3,152 Linde AG (Capital Goods)                                 2,175,186
     26,963 Siemens AG (Electronics & Electrical Equipment)          1,576,871
                                                                  ------------
            TOTAL GERMANY                                           10,015,564
                                                                  ------------
            HONG KONG--4.9%
  2,976,610 Cafe De Coral Hldg. ORD (Consumer Goods)                   733,780
 23,767,810 Champion Technology (Services)                           1,380,423
    312,850 Citic Pacific Ltd. (Diversified)                           961,000
    940,965 Glorious Sun (Consumer Goods)                              229,533
  2,173,892 Gold Peak (Consumer Goods)                                 953,954
    410,206 (a)Gold Peak Warrants (Consumer Goods)                      21,177
  5,612,000 Guangzhou Investments (Diversified)                      1,014,042



                                                OLD WESTBURY INTERNATIONAL FUND
                            PORTFOLIO OF INVESTMENTS
                     April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

   SHARES                                                             VALUE
 ---------- ----------------------------------------------------   ------------
    438,114 Jardine Matheson Holdings ORD (Singapore Registered)
              (Diversified)                                        $  1,848,841
  2,546,817 Kantone Holdings Ltd. ORD (Services)                        124,909
  1,371,213 Union Bank of Hong Kong ORD (Banks)                       1,566,241
                                                                   ------------
            TOTAL HONG KONG                                           8,833,900
                                                                   ------------
            HUNGARY--0.2%
      2,975 Gedeon Richter GDR "S' (Health Care)                        316,838
                                                                   ------------
            INDIA--2.8%
    212,466 Mahindra & Mahindra GDR (Capital Goods)                   1,566,934
    113,516 States Bank of India GDR (Banks)                          2,156,804
    117,832 Videsh Sanchar Nigam Ltd. GDR (Services)                  1,443,442
                                                                   ------------
            TOTAL INDIA                                               5,167,180
                                                                   ------------
            IRELAND--2.1%
    144,061 Allied Irish Banks (Banks)                                1,980,047
     90,154 Bank of Ireland (Banks)                                   1,827,072
                                                                   ------------
            TOTAL IRELAND                                             3,807,119
                                                                   ------------
            ITALY--3.9%
    158,000 IST San Paulo (Banks)                                     2,318,730
    626,300 INA (Services)                                            1,867,590
    385,400 Telecom Italia (Services)                                 2,902,462
                                                                   ------------
            TOTAL ITALY                                               7,088,782
                                                                   ------------
            JAPAN--11.3%
    276,939 Bank of Tokyo Mutsubishi Bank (Banks)                     3,416,915
      1,086 DDI Corporation (Services)                                2,738,708
    423,000 Fujitsu Ltd. ORD (Electronics and Electrical
              Equipment)                                              4,919,715
        162 Murata Manufacturing Company ORD (Electronics &
              Electrical Equipment)                                       4,646
     82,787 Mycal Corporation ORD (Consumer Goods)                      564,004
        638 Nippon Telephone & Telegraph Co. (Services)               5,571,214
     41,383 Sony Corporation (Electronics & Electrical
              Equipment)                                              3,429,892
                                                                   ------------
            TOTAL JAPAN                                              20,645,094
                                                                   ------------




OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

   SHARES                                                             VALUE
 ---------- ----------------------------------------------------   ------------
            MEXICO--3.0%
     71,212 Apasco ORD (Materials)                                 $    484,983
    201,117 Banamex (Banks)                                             623,233
    689,650 Controlador Comercial Mexicana S.A. (Consumer Goods)        853,224
    175,770 Corp. Geo S.A.--Series B (Capital Goods)                  1,211,564
    313,880 Empresas Ica Sociedad Controladora (Materials)              648,693
    326,850 Kimberly Clark De Mexico--Class A (Consumer Goods)        1,586,688
                                                                   ------------
            TOTAL MEXICO                                              5,408,385
                                                                   ------------
            NETHERLANDS--3.9%
    112,740 ABN Amro Holdings (Banks)                                 2,744,043
      8,891 Akzo Nobel NLG20 (Health Care)                            1,807,757
     15,604 IHC Caland (Capital Goods)                                  907,802
     12,152 Wolters Klower (Consumer Goods)                           1,587,683
                                                                   ------------
            TOTAL NETHERLANDS                                         7,047,285
                                                                   ------------
            PERU--1.1%
     37,000 Luz Del Sur--Class A (Utilities)                            591,075
    676,239 Telefonica De Peru--Class B (Services)                    1,487,869
                                                                   ------------
            TOTAL PERU                                                2,078,944
                                                                   ------------
            PHILIPPINES--0.0%
     30,095 Bacnotan Consolidated Industries--Class B
              (Materials)                                                44,975
     85,051 (a)Jardine Davies, Inc. (Diversified)                        41,837
                                                                   ------------
            TOTAL PHILIPPINES                                            86,812
                                                                   ------------
            POLAND--2.9%
     18,926 Bank Slaski S.A. ORD (Banks)                              1,622,706
    228,902 Elektrim S.A. ORD (Capital Goods)                         3,270,992
      7,920 KGHM Polska Miedz (Materials)                                36,172
     10,000 Powszechny Bank Kredytowy (Banks)                           335,887
                                                                   ------------
            TOTAL POLAND                                              5,265,757
                                                                   ------------
            PORTUGAL--1.6%
     46,307 Electricidade De Portugal S.A. (Services)                 1,207,692
     32,695 Portugal Telecom S.A. ORD (Services)                      1,747,488
                                                                   ------------
            TOTAL PORTUGAL                                            2,955,180
                                                                   ------------





                                                OLD WESTBURY INTERNATIONAL FUND
                            PORTFOLIO OF INVESTMENTS
                     April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

  SHARES                                                         VALUE
 --------- ------------------------------------------------   ------------
           ROMANIA--0.5%
    11,287 Societe Generale Romania Fund Ltd. (Mutual Fund)   $    959,395
                                                              ------------
           RUSSIA--0.5%
    73,000 First N.I.S. Regional Fund (Mutual Fund)                912,500
                                                              ------------
           SINGAPORE--0.3%
     4,573 Development Bank of Singapore (Banks)                    30,342
   813,518 Hotel Properties Ltd. ORD (Financial Services &
             Property)                                             426,679
                                                              ------------
           TOTAL SINGAPORE                                         457,021
                                                              ------------
           SOUTH AFRICA--2.8%
    54,480 South African Breweries ORD (Consumer Goods)          1,822,470
   335,900 CG Smith Ltd. (Consumer Goods)                        1,662,213
   215,001 Capital Alliance Holdings (Services)                  1,617,189
                                                              ------------
           TOTAL SOUTH AFRICA                                    5,101,872
                                                              ------------
           SPAIN--3.3%
     9,883 Bank Inter ORD (Banks)                                  667,595
    24,677 Gas Natural S.A. ORD (Utilities)                      1,579,535
    41,970 Telefonica De Espana ORD (Services)                   1,750,585
     3,088 Telefonica De Espana Rights (Services)                   27,544
    49,275 Vallehermoso (Financial Services & Property)          1,906,627
                                                              ------------
           TOTAL SPAIN                                           5,931,886
                                                              ------------
           SWEDEN--1.0%
    57,550 Foreningssparbanken (Banks)                           1,797,208
                                                              ------------
           SWITZERLAND--6.2%
     1,217 ABB AG SF 50 ORD (Capital Goods)                      1,996,172
     1,397 Nestle (Consumer Goods)                               2,699,067
     1,550 Novartis CHF20 Reg S.A. ORD (Health Care)             2,564,057
       153 Roche Holdings (Health Care)                          1,539,684
     7,075 SBC--Registered ORD (Banks)                           2,436,892
                                                              ------------
           TOTAL SWITZERLAND                                    11,235,872
                                                              ------------


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

   SHARES                                                      VALUE
 ---------- ---------------------------------------------   ------------
            TURKEY--0.9%
  2,656,626 NETAS ORD (Consumer Goods)                      $    989,056
  9,298,400 Sabanci TRL 1000 (Banks)                             679,327
                                                            ------------
            TOTAL TURKEY                                       1,668,383
                                                            ------------
            UNITED KINGDOM--16.0%
    297,700 British Airways ORD (Services)                     3,129,003
    181,260 Cable & Wireless PLC ORD (Electronics &
              Electrical Equipment)                            2,083,852
    249,185 Carlton Communications PLC ORD (Electronics &
              Electrical Equipment)                            2,310,950
    195,242 Diageo PLC (Consumer Goods)                        2,322,374
    138,760 Land Securities ORD (Financial Services &
              Property)                                        2,476,350
    223,000 Peninsula & Oriental DFD (Diversified)             3,288,486
    251,250 Royal Sun Alliance ORD (Financial Services &
              Property)                                        2,788,779
    114,800 RIO Tinto (Materials)                              1,649,745
    333,500 Scottish Power ORD (Utilities)                     3,063,639
    136,416 Siebe PLC (Diversified)                            3,100,136
    119,208 The Boots Company PLC ORD (Health Care)            1,845,556
     27,561 Zeneca Group (Health Care)                         1,188,204
                                                            ------------
            TOTAL UNITED KINGDOM                              29,247,074
                                                            ------------
 TOTAL INVESTMENTS (Identified cost $145,211,799)(b)        $174,913,120
                                                            ------------
 CASH AND OTHER ASSETS NET OF LIABILITIES--4.0%                7,203,424
                                                            ------------
 NET ASSETS--100%                                           $182,116,544
                                                            ============


               See Notes to Portfolios of Investments on Page 27.



                                                 OLD WESTBURY FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                           April 30, 1998 (unaudited)
-------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                              VALUE
 --------- ---------------------------------------   --------
 BONDS--82.1%
 $580,000  U.S. Treasury Notes, 5.875%, 11/15/2005   $583,988
                                                     --------
 TOTAL INVESTMENTS
  (Identified Cost $586,727)(b)                       583,988
                                                     --------
 CASH AND OTHER ASSETS NET OF LIABILITIES--17.9%      127,633
                                                     --------
 NET ASSETS--100%                                    $711,621
                                                     ========



              See Notes to Portfolios of Investments on Page 27.




OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
 --------- -------------------------------------------------------   ----------
 LONG-TERM MUNICIPALS--94.5%
           ARIZONA--4.4%
  125,000  Phoenix Civic Improvement Corp. Water Systems Revenue
             Bonds, 5.00%, 7/1/2002                                  $  128,619
                                                                     ----------
           CALIFORNIA--3.4%
  100,000  Turlock California Irrigation District Revenue
             Refunding Bonds, 5.000%, 1/1/2012 (MBIA INS)                99,947
                                                                     ----------
           ILLINOIS--11.3%
  100,000  Chicago Park District Illinois GO UT Refunding Bonds,
             5.10% (Original Issue Yield: 5.200%), 1/1/2011 (AMBAC
             INS)                                                       101,342
  210,000    Kane County Community Unit School District Number 304 GO UT
             Refunding Bonds, 6.10%, 6/1/2006 (FGIC INS) 229,779
                                                                     ----------
           TOTAL                                                        331,121
                                                                     ----------
           MICHIGAN--14.4%
  100,000  Michigan Municipal Bond Authority Revenue Refunding
             Bonds (Series A), 5.00%, 10/1/2000                         102,058
  100,000  Michigan State Hospital Finance Authority Revenue
             Refunding Bonds, 5.00% (Original Issue Yield:
             5.150%), 2/15/2012 (MBIA INS)                               98,974
  115,000  Michigan State Underground Storage Tank Financial
             Assurance Authority Revenue Refunding Bonds (Series
             I), 5.00%, 5/1/2000 (AMBAC INS)                            117,030
  100,000  Petoskey Michigan Public School District, 5.25%
             (Original Issue Yield: 5.300%), 5/1/2006                   104,302
                                                                     ----------
           TOTAL                                                        422,364
                                                                     ----------
           NEW YORK--13.6%
  100,000  New York City NY GO UT (Series 95D), 6.00% (Original
             Issue Yield: 6.200%), 2/15/2020                            103,430
  100,000  New York St. Environmental Facility Corp. Pollution
             Control Revenue Bonds (Series A), 4.70%, 2/15/2004         101,906


                                                OLD WESTBURY MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS
                     April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                              VALUE
 --------- ------------------------------------------------------   ----------
           NEW YORK (Continued)
  100,000  New York State Power Authority Revenue & General
             Purpose Refunding Bonds (Series C), 5.00% (Original
             Issue Yield: 5.150%), 2/15/2018                        $   96,297
  100,000  North Hempstead NY GO UT (Series A), 5.00% (Original
             Issue Yield: 5.150%), 1/15/2014 (FGIC INS)                 98,827
                                                                    ----------
           TOTAL                                                       400,460
                                                                    ----------
           NORTH CAROLINA--4.2%
  120,000  Durham, NC Certificate of Participation, 5.00%,
             6/1/2004                                                  122,941
                                                                    ----------
           OHIO--5.3%
  150,000  Ohio State Building Authority Revenue Refunding Bonds,
             5.00%, 9/1/2004                                           154,527
                                                                    ----------
           OKLAHOMA--4.3%
  125,000  Tulsa County Oklahoma Independent School District
             Number 9 Union Board of Education GO UT, 4.50%,
             6/1/2000                                                  126,181
                                                                    ----------
           PENNSYLVANIA--3.6%
  100,000  Montgomery County Pennsylvania GO UT (Series A), 6.10%
             (Original Issue Yield: 6.150%), 10/15/2025                104,529
                                                                    ----------
           TEXAS--14.7%
  120,000  Austin Texas Utility System Revenue Refunding Bonds,
             5.875% (Original Issue Yield: 7.050%), 5/15/2021
             (AMBAC INS)                                               125,556
  200,000  Beaumont Texas UT GO, 5.00% (Original Issue Yield:
             5.125%), 3/1/2015 (MBIA INS)                              195,418
  125,000  Mission Texas Independent School District GO UT, 4.50%
             (Original Issue Yield: 5.450%), 2/15/2018                 110,625
                                                                    ----------
           TOTAL                                                       431,599
                                                                    ----------



OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                           VALUE
 --------- ---------------------------------------------------   ----------
           SOUTH CAROLINA--3.7%
  100,000  Piedmont Municipal Power Agency, SC, Electric
             Revenue Refunding Bonds, 6.30% (Original Issue
             Yield: 6.490%), 1/1/2022 (MBIA INS)                 $  109,596
                                                                 ----------
           WISCONSIN--4.3%
  125,000  Milwaukee Wisconsin UT GO Refunding Bonds, 4.80%
             (Original Issue Yield: 4.950%), 12/1/2000              127,193
                                                                 ----------
           PUERTO RICO--7.3%
  100,000  Puerto Rico Commonwealth Aqueduct & Sewer Authority
             Revenue Refunding Bonds, 6.00%, 7/1/2009 (AMBAC
             GTD)                                                   107,638
  100,000  Puerto Rico Commonwealth UT GO, 5.75% (Original
             Issue Yield: 4.820), 7/1/2012 (MBIA INS)               107,914
                                                                 ----------
           TOTAL                                                    215,552
                                                                 ----------
 TOTAL INVESTMENTS
   (Identified Cost $2,781,541)(b)                                2,774,629
                                                                 ----------
 CASH AND OTHER ASSETS NET OF LIABILITIES--5.5%                         162,941
                                                                 ----------
 NET ASSETS--100.0%                                              $2,937,570
                                                                 ==========



               See Notes to Portfolios of Investments on Page 27.


                            OLD WESTBURY FUNDS, INC.
                                             NOTES TO PORTFOLIOS OF INVESTMENTS
                           April 30, 1998 (unaudited)
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

                               NET         AGGREGATE     AGGREGATE
                           UNREALIZED        GROSS         GROSS
                          APPRECIATION/    UNREALIZED   UNREALIZED
                         (DEPRECIATION)   APPRECIATION DEPRECIATION
                           FOR FEDERAL    FOR FEDERAL   FOR FEDERAL   TOTAL NET
   OLD WESTBURY FUNDS     TAX PURPOSES    TAX PURPOSES TAX PURPOSES    ASSETS*
 ----------------------- --------------   ------------ ------------- ------------
 Core Equities Fund        $    56,955    $   111,996   $   55,041   $  5,414,543
 Growth Opportunity Fund    12,823,878     14,090,189    1,266,311    125,271,461
 International Fund         29,701,321     37,960,004    8,258,683    182,116,544
 Fixed Income Fund              (2,739)             0        2,739        711,621
 Municipal Bond Fund            (6,912)         8,423       15,335      2,937,570

  * The categories of investments are shown as a percentage of net assets at April 30, 1998.

(c) Denotes a restricted security which is subject to restrictions on resale under federal and international securities laws. At the end of the period, these securities amounted to $5,679,516, which represents 4.5% of Growth Opportunity Fund's net assets.

The following acronyms are used in these portfolios:

ADR--American Depositary Receipts AMBAC--American Municipal Bond Assurance Company FGIC--Financial Guaranty Insurance Company GO--General Obligation GDR--Global Depositary Receipts GTD--Guaranty INS--Insured MBIA--Municipal Bond Investors Assurance ORD--Ordinary Shares PLC--Public Limited Company UT--Unlimited Tax

                      See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                          CORE        GROWTH
                                        EQUITIES   OPPORTUNITY   INTERNATIONAL
                                          FUND         FUND          FUND
                                       ----------  ------------  -------------
ASSETS:
 Investments, at market value........  $4,609,654  $121,305,653  $174,913,120
 Cash................................     570,347     2,927,559     5,312,201
 Accrued income receivable...........       6,308        49,731     1,089,272
 Receivable for investments sold.....     271,716     2,424,432     1,842,585
 Receivable for withholding taxes--        --           --            181,670
 dividends...........................
 Deferred organization expense.......      18,179        22,375         8,540
 Prepaid Insurance...................      --             4,537        10,738
                                       ----------  ------------  ------------
  Total assets.......................   5,476,204   126,734,287   183,358,126
                                       ----------  ------------  ------------
LIABILITIES:
 Operating expenses payable..........       3,864       469,924       856,230
 Payable for investments purchased...      39,011       992,902       355,862
 Organization costs..................      18,786       --            --
 Receivable for fund shares redeemed.      --           --             29,490
                                       ----------  ------------  ------------
  Total liabilities..................      61,661     1,462,826     1,241,582
                                       ----------  ------------  ------------
NET ASSETS...........................  $5,414,543  $125,271,461  $182,116,544
                                       ==========  ============  ============
Net Assets consist of:
 Paid in capital.....................  $5,366,980  $113,474,597  $165,487,768
 Undistributed net investment
  income/Accumulated net investment
  loss...............................       3,380      (417,167)     (184,418)(a)
 Accumulated net realized gain/(loss)
  on investments and foreign currency
  translations.......................     (12,772)     (609,847)  (12,870,409)
 Net unrealized
  appreciation/(depreciation) on
  investments and foreign currency
  translations.......................      56,955    12,823,878    29,683,603
                                       ----------  ------------  ------------
NET ASSETS...........................  $5,414,543  $125,271,461  $182,116,544
                                       ==========  ============  ============
NET ASSET VALUE, MAXIMUM OFFERING
 PRICE AND REDEMPTION PROCEEDS PER
 SHARE...............................      $10.28        $13.38        $11.74
                                       ==========  ============  ============
SHARES OF CAPITAL STOCK OUTSTANDING..     526,703     9,362,491    15,505,922
                                       ==========  ============  ============
INVESTMENTS, AT IDENTIFIED COST......  $4,552,699  $108,481,775  $145,211,799
                                       ==========  ============  ============

(a) Represents distributions in excess of net investment income.

                       See Notes to Financial Statements.






                            OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                          April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             FIXED    MUNICIPAL
                                                             INCOME      BOND
                                                              FUND       FUND
                                                            --------  ----------
ASSETS:
 Investments, at market value.............................  $583,988  $2,774,629
 Cash.....................................................   112,277     929,266
 Accrued income receivable................................    15,928      39,637
 Receivable for investments sold..........................     --         --
 Receivable for withholding taxes--dividends..............     --         --
 Deferred organization expense............................    18,272      18,210
 Prepaid Insurance........................................     --         --
                                                            --------  ----------
  Total assets............................................   730,465   3,761,742
                                                            --------  ----------
LIABILITIES:
 Operating expenses payable...............................        58       1,698
 Payable for investments purchased........................     --        803,688
 Organization costs.......................................   18,786       18,786
 Receivable for fund shares redeemed......................     --         --
                                                            --------  ----------
  Total liabilities.......................................    18,844     824,172
                                                            --------  ----------
NET ASSETS................................................  $711,621  $2,937,570
                                                            ========  ==========
Net Assets consist of:
 Paid in capital..........................................  $712,000  $2,940,249
 Undistributed net investment income/Accumulated
  net investment loss.....................................     2,360       6,365
 Accumulated net realized gain/(loss) on investments and
  foreign currency translations...........................     --         (2,132)
 Net unrealized appreciation/(depreciation) on investments
  and
  foreign currency translations...........................    (2,739)     (6,912)
                                                            --------  ----------
NET ASSETS................................................  $711,621  $2,937,570
                                                            ========  ==========
NET ASSET VALUE, MAXIMUM OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE............................    $10.00      $10.05
                                                            ========  ==========
SHARES OF CAPITAL STOCK OUTSTANDING.......................    71,152     292,384
                                                            ========  ==========
INVESTMENTS, AT IDENTIFIED COST...........................  $586,727  $2,781,541
                                                            ========  ==========

                       See Notes to Financial Statements.




OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                            CORE      GROWTH
                                          EQUITIES  OPPORTUNITY  INTERNATIONAL
                                          FUND(A)      FUND          FUND
                                          --------  -----------  -------------
INVESTMENT INCOME:
 Dividends..............................  $  3,467  $   156,773  $  1,938,768(b)
 Interest...............................     4,384      122,855       215,915
                                          --------  -----------  ------------
  Total income..........................     7,851      279,628     2,154,683
                                          --------  -----------  ------------
EXPENSES:
 Investment Advisory....................     2,504      331,311       623,885
 Custody................................       537       63,214       161,549
 Administration.........................    12,123       63,133       121,008
 Shareholder servicing..................       894      105,356       201,936
 Registration...........................     9,221       11,741        20,459
 Amortization of organization costs.....       607        2,954         9,091
 Distribution...........................     2,051          422         3,730
 Printing and Postage...................     2,428        4,657         9,604
 Legal..................................     2,428        8,777        19,186
 Audit..................................     8,498       17,356        21,572
 Insurance..............................     --           4,537         4,462
 Transfer Agent.........................     4,273       10,241        23,215
 Directors..............................       838        4,277         3,842
 Miscellaneous..........................       243          496        10,219
                                          --------  -----------  ------------
  Total expenses........................    46,645      628,472     1,233,758
Less fees waived and reimbursed:
 Waiver of investment advisory fee......    (2,504)     --             (8,609)
 Waiver of administration fee...........     --         (12,635)      (24,079)
 Reimbursement of other operating
  expenses..............................   (39,670)     --            --
                                          --------  -----------  ------------
 Total waivers..........................   (42,174)     (12,635)      (32,688)
                                          --------  -----------  ------------
  Net expenses..........................     4,471      615,837     1,201,070
                                          --------  -----------  ------------
 NET INVESTMENT INCOME (LOSS)...........     3,380     (336,209)      953,613
                                          --------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
 Net realized gain (loss) on
  investments...........................   (12,772)    (220,298)  (13,167,961)
 Net realized gain (loss) on foreign
  currency transactions.................     --         --            (13,983)
 Net change in unrealized
  appreciation/(depreciation) on
  investments...........................    56,955   11,674,456    25,848,573
 Net change in unrealized
  appreciation/(depreciation) on
  translations of assets and liabilities
  in foreign currencies and foreign
  currency contracts....................     --         --            (11,853)
                                          --------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN........    44,183   11,454,158    12,654,776
                                          --------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 47,563  $11,117,949  $ 13,608,389
                                          ========  ===========  ============

(a) For the period March 2, 1998 (commencement of operations) to April 30, 1998.
(b) Net of foreign withholding tax of $145,302.

                       See Notes to Financial Statements.





                            OLD WESTBURY FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                For the six months ended April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

                                                              FIXED    MUNICIPAL
                                                              INCOME     BOND
                                                             FUND(A)    FUND(B)
                                                             --------  ---------
INVESTMENT INCOME:
 Interest..................................................  $  2,932  $  8,639
                                                             --------  --------
  Total income.............................................     2,932     8,639
                                                             --------  --------
EXPENSES:
 Investment Advisory.......................................       245       975
 Custody...................................................        82       325
 Administration............................................    10,069    11,301
 Shareholder servicing.....................................       136       541
 Registration..............................................     7,912     8,861
 Amortization of organization costs........................       515       576
 Distribution..............................................     1,761     1,972
 Printing and Postage......................................     2,084     2,334
 Legal.....................................................     2,084     2,334
 Audit.....................................................     7,292     8,166
 Transfer Agent............................................     3,667     4,106
 Directors.................................................       719       805
 Miscellaneous.............................................       209       234
                                                             --------  --------
  Total expenses...........................................    36,775    42,530
Less fees waived and reimbursed:
 Waiver of investment advisory fee.........................      (245)     (518)
 Reimbursement of other operating expenses.................   (35,958)  (39,738)
                                                             --------  --------
 Total waivers.............................................   (36,203)  (40,256)
                                                             --------  --------
  Net expenses.............................................       572     2,274
                                                             --------  --------
 NET INVESTMENT INCOME.....................................     2,360     6,365
                                                             --------  --------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
 Net realized gain (loss) on investments...................     --       (2,132)
 Net change in unrealized appreciation/(depreciation) on
  investments..............................................    (2,739)   (6,912)
                                                             --------  --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)....................    (2,739)   (9,044)
                                                             --------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...........................................  $   (379) $ (2,679)
                                                             ========  ========

(a) For the period March 12, 1998 (commencement of operations) to April 30,
    1998.
(b) For the period March 6, 1998 (commencement of operations) to April 30, 1998.

                      See Notes to Financial Statements.


OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            CORE
                                          EQUITIES             GROWTH
                                            FUND          OPPORTUNITY FUND
                                         -----------  -------------------------
                                           PERIOD      SIX MONTHS
                                            ENDED        ENDED        PERIOD
                                          APRIL 30,    APRIL 30,       ENDED
                                           1998(A)        1998      OCTOBER 31,
                                         (UNAUDITED)  (UNAUDITED)     1997(B)
                                         -----------  ------------  -----------
FROM OPERATIONS:
 Net investment income/(loss)........... $    3,380   $   (336,209) $   (80,958)
 Net realized gain/(loss) on investments
  and
  foreign currency transactions.........    (12,772)      (220,298)    (389,549)
 Net change in unrealized appreciation
  on investments and foreign currency
  translations..........................     56,955     11,674,456    1,149,422
                                         ----------   ------------  -----------
 Net increase in net assets from
  operations............................     47,563     11,117,949      678,915
                                         ----------   ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............     --            --           --
 From capital gains.....................     --            --           --
                                         ----------   ------------  -----------
 Net decrease in net assets from
  distributions.........................     --            --           --
                                         ----------   ------------  -----------
FROM CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sale of capital
  stock.................................  5,367,380     66,470,346   50,921,316
 Reinvestment of dividends..............     --            --           --
 Net cost of capital stock redeemed.....       (400)    (3,844,584)     (72,481)
                                         ----------   ------------  -----------
 Net increase in net assets
  resulting from capital stock
  transactions..........................  5,366,980     62,625,762   50,848,835
                                         ----------   ------------  -----------
 NET INCREASE IN NET ASSETS.............  5,414,543     73,743,711   51,527,750
                                         ----------   ------------  -----------
NET ASSETS:
 Beginning of period....................     --         51,527,750      --
                                         ----------   ------------  -----------
 End of period.......................... $5,414,543   $125,271,461  $51,527,750
                                         ==========   ============  ===========
Undistributed net investment income
 included in net assets at
 end of period.......................... $    3,380     $  --         $  --
                                         ==========   ============  ===========

(a) For the period March 2, 1998 (commencement of operations) to April 30, 1998.
(b) For the period February 28, 1997 (commencement of operations) to October 31, 1997.

                       See Notes to Financial Statements.



                            OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Continued)
-------------------------------------------------------------------------------

                                                             FIXED     MUNICIPAL
                                                            INCOME       BOND
                                 INTERNATIONAL FUND          FUND        FUND
                              --------------------------  ----------- -----------
                               SIX MONTHS      FISCAL       PERIOD      PERIOD
                                 ENDED          YEAR         ENDED       ENDED
                               APRIL 30,       ENDED       APRIL 30,   APRIL 30,
                                  1998      OCTOBER 31,     1998(A)     1998(B)
                              (UNAUDITED)       1997      (UNAUDITED) (UNAUDITED)
                              ------------  ------------  ----------- -----------
FROM OPERATIONS:
 Net investment income....... $    953,613  $  1,739,956   $  2,360   $    6,365
 Net realized gain/(loss) on
  investments and foreign
  currency transactions......  (13,181,944)   18,327,726      --          (2,132)
 Net change in unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency translations......   25,836,720   (12,855,684)    (2,739)      (6,912)
                              ------------  ------------   --------   ----------
 Net increase (decrease) in
  net assets from operations.   13,608,389     7,211,998       (379)      (2,679)
                              ------------  ------------   --------   ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment income..   (2,302,398)   (1,851,779)     --          --
 From capital gains..........   (9,209,591)      --           --          --
                              ------------  ------------   --------   ----------
 Net decrease in net assets
  from distributions.........  (11,511,989)   (1,851,779)     --          --
                              ------------  ------------   --------   ----------
FROM CAPITAL STOCK
 TRANSACTIONS:
 Net proceeds from sale of
  capital stock..............   38,473,402    57,423,331    712,000    3,039,000
 Reinvestment of dividends...    8,611,100     1,347,247      --          --
 Net cost of capital stock
  redeemed...................  (40,857,766)  (26,131,841)     --         (98,751)
                              ------------  ------------   --------   ----------
 Net increase in net assets
  resulting from capital
  stock transactions.........    6,226,736    32,638,737    712,000    2,940,249
                              ------------  ------------   --------   ----------
 NET INCREASE IN NET ASSETS..    8,323,136    37,998,956    711,621    2,937,570
                              ------------  ------------   --------   ----------
NET ASSETS:
 Beginning of period.........  173,793,408   135,794,452      --          --
                              ------------  ------------   --------   ----------
 End of period............... $182,116,544  $173,793,408   $711,621   $2,937,570
                              ============  ============   ========   ==========
Undistributed net investment
 income included in net
 assets at end of period.....   $  --       $  1,164,367   $  2,360   $    6,365
                              ============  ============   ========   ==========

(a) For the period March 12, 1998 (commencement of operations) to April 30,
    1998.
(b) For the period March 6, 1998 (commencement of operations) to April 30, 1998.

                      See Notes to Financial Statements.



OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                   NET REALIZED
             NET ASSET    NET          AND                  DISTRIBUTIONS DISTRIBUTIONS
  PERIOD      VALUE,   INVESTMENT   UNREALIZED   TOTAL FROM   FROM NET        FROM
   ENDED     BEGINNING  INCOME/   GAIN/(LOSS) ON INVESTMENT  INVESTMENT      CAPITAL
OCTOBER 31,  OF PERIOD   (LOSS)    INVESTMENTS   OPERATIONS    INCOME         GAINS
-----------  --------- ---------- -------------- ---------- ------------- -------------
CORE EQUITIES FUND
1998
 (a)          $10.00      0.01         0.27         0.28         --            --
GROWTH OPPORTUNITY FUND
1997
 (b)          $10.00     (0.06)        1.88         1.82         --            --
1998
 (f)          $11.82     (0.04)        1.60         1.56         --            --
INTERNATIONAL FUND
1993
 (c)          $10.00      0.00         0.14         0.14         --            --
1994          $10.14      0.10         0.57         0.67         --            --
1995          $10.81      0.14        (1.07)       (0.93)       (0.08)         --
1996          $ 9.80      0.13         1.37         1.50        (0.14)         --
1997          $11.16      0.12         0.62         0.74        (0.15)         --
1998
 (f)          $11.75      0.09         0.80         0.89        (0.18)        (0.72)
FIXED INCOME FUND
1998
 (d)          $10.00      0.07        (0.07)        0.00         --            --
MUNICIPAL BOND FUND
1998
 (e)          $10.00      0.04         0.01(g)      0.05         --            --
---------------------------------------------------------------------------------------

* Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** Annualized.
+ The calculation takes state expense limitations into consideration.
(a) For the period from March 2, 1998 (commencement of operations) to April
    30, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from October 22, 1993 (commencement of operations) to October 31, 1993.
(d) For the period from March 12, 1998 (commencement of operations) to April 30, 1998.
(e) For the period from March 6, 1998 (commencement of operations) to April 30, 1998.
(f) Six months ended April 30, 1998 (unaudited).
(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the Municipal Bond Fund.
Note:Per share values calculated using average shares outstanding.

                      See Notes to Financial Statements.





                            OLD WESTBURY FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                (For a share outstanding throughout each period)

                                   RATIOS TO AVERAGE NET ASSETS
                                   --------------------------------    NET ASSETS,   AVERAGE
               NET ASSET           EXPENSES                 NET            END      COMMISSION PORTFOLIO
    TOTAL      VALUE, END  TOTAL    BEFORE       NET     INVESTMENT     OF PERIOD      RATE    TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN*   WAIVER     EXPENSES    INCOME     (000 OMITTED)    PAID      RATE
-------------  ---------- -------  --------    --------  ----------   ------------- ---------- ---------
     --          $10.28     2.8%    13.04%**     1.25%**    0.95%**     $  5,415      0.1992       19%
     --          $11.82    18.2%     2.58%**     1.50%**   (0.79%)**    $ 51,528      0.1410       46%
     --          $13.38    13.2%     1.50%**     1.46%**   (0.80%)**    $125,271      0.0886       49%
     --          $10.14     1.4%     2.50%**+    1.50%**   (0.91%)**    $ 11,957          --        0%
     --          $10.81     6.6%     1.70%       1.50%      0.90%       $104,529          --       23%
    (0.08)       $ 9.80    (8.6%)    1.60%       1.50%      1.40%       $104,194      0.0100       32%
    (0.14)       $11.16    15.5%     1.52%       1.50%      1.19%       $135,794      0.0080       55%
    (0.15)       $11.75     6.6%     1.52%       1.50%      0.98%       $173,793      0.0077       58%
    (0.90)       $11.74     8.6%     1.53%**     1.49%**    1.18%**     $182,117      0.0070       47%
     --          $10.00     0.0%    67.49%**     1.05%**    4.33%**     $    712          --        0%
     --          $10.05     0.5%    19.63%**     1.05%**    2.94%**     $  2,938          --       29%
--------------------------------------------------------------------------------------------------------



OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (unaudited)
-------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury Funds, Inc. (the "Fund"), is a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Board of Directors (the "Directors") to create an unlimited number of series, each of which is a separate class of shares. At April 30, 1998, the Fund consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

            PORTFOLIO NAME INVESTMENT OBJECTIVE         Old Westbury Core
Equities Fund Long-term capital appreciation.
("Core Equities Fund")
Old Westbury Growth Opportunity Fund           Capital appreciation.
("Growth Opportunity Fund")
Old Westbury International Fund                Long-term growth of capital.
("International Fund")
Old Westbury Fixed Income Fund                 Total return.
("Fixed Income Fund")
Old Westbury Municipal Bond Fund               High level of current income
("Municipal Bond Fund")                        exempt from federal regular
                                               income tax.

  The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The following is a summary of the significant accounting policies followed by the Portfolios:

  A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued as the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company,





                            OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------
N.A. ("Bessemer"), the Fund's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Directors deems appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Directors designed to reflect in good faith the fair value of such securities.

  B. FOREIGN CURRENCY TRANSLATION. The books and records of the International Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

    (i) value on investment securities, other assets and liabilities--at the current rates of exchange.

    (ii) purchases and sales of investment securities, income, and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the International Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the International Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic stability.





OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

  C. FORWARD FOREIGN CURRENCY CONTRACTS. The International Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at April 30, 1998.

  D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

  E. DEFERRED ORGANIZATION EXPENSES. Expenses incurred by each Portfolio in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolios on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization expense which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

  F. FEDERAL TAXES. It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

  At October 31, 1997, Growth Opportunity Fund, for federal income tax purposes, had a capital loss carryforward of $367,778, which will expire in the year 2005. The capital loss carryforward will reduce the Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolio of any liability for federal tax.




                            OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

  G. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolios anticipate paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolios.

  H. RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held in Growth Opportunity Fund at April 30, 1998 is as follows:

           SECURITY                   ACQUISITION DATE             ACQUISITION COST
           --------                   ----------------             ----------------
Fairfax Financial Holding Ltd.       3/20/1998-3/26/1998              $2,711,317
Candescent Technology                     4/17/1998                    2,677,000

2. TRANSACTIONS WITH AFFILIATES.

  A. INVESTMENT ADVISORY FEES. Pursuant to an investment advisory contract, the Fund has retained Bessemer to make investment decisions for the Portfolios. The investment advisory fee paid to the adviser is computed daily and paid monthly in accordance with the following schedule:




OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------
  Core Equities Fund--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

  Growth Opportunity Fund and International Fund--0.80% of the first $100 million of the Portfolios' average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

  Fixed Income Fund and Municipal Fund--0.45% of the first $100 million of the Portfolios' average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") serves as administrator. Edgewood Services, Inc. serves as distributor and shareholder servicing agent. FAS provides administrative services necessary for the overall administration of the Portfolios including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolios, the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Portfolios; preparation of certain documents in connection with meetings of the Directors and shareholders; the maintenance of books and records of the Portfolios; and paying the compensation of the Portfolios' officers and Directors affiliated with FAS. For providing these services, FAS received from the Portfolios a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Fund up to $250 million; .125% of such assets from $250 million to $500 million; 0.10% of such assets from $500 million to $750 million; and 0.75% of such assets over $750 million.

  C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer received payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under




                            OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------
its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolios' average daily net assets.

  The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum of the Portfolios' average daily net assets.

  In addition, the Portfolios will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolios' average daily net assets.

  D. DIRECTORS' FEES. Each Director who is not an "interested person" (as defined in the Act) of the Fund receives a $5,000 annual retainer plus $250 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolios' custodian. Bessemer is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, Bessemer receives from all Portfolios, except the International Fund, a fee accrued and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Portfolios. Bessemer receives from the International Fund a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets.

3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in each Portfolio. Transactions in shares of capital stock were as follows:





OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (unaudited) (Continued)
--------------------------------------------------------------------------------

                                                              CORE EQUITIES FUND
                                                              ------------------
                                     FOR THE
                                                                 PERIOD ENDED
                                APRIL 30, 1998(A)
                                                              ------------------
Common stock sold............................................      526,742
Reinvestment of dividends....................................         --
Common stock redeemed........................................          (39)
                                                                   -------
Net increase.................................................      526,703
                                                                   =======

                                                   GROWTH OPPORTUNITY FUND
                                              ----------------------------------
                                                SIX MONTHS       FISCAL YEAR
                                                  ENDED             ENDED
                                              APRIL 30, 1998 OCTOBER 31, 1997(B)
                                              -------------- -------------------
Common stock sold............................   5,304,179         4,366,770
Reinvestment of dividends....................       --               --
Common stock redeemed........................    (302,583)           (5,875)
                                                ---------         ---------
Net increase.................................   5,001,596         4,360,895
                                                =========         =========

                                                       INTERNATIONAL FUND
                                                 -------------------------------
                                                   SIX MONTHS     FISCAL YEAR
                                                     ENDED           ENDED
                                                 APRIL 30, 1998 OCTOBER 31, 1997
                                                 -------------- ----------------
Common stock sold...............................    3,486,119       4,533,069
Reinvestment of dividends.......................      803,275         114,952
Common stock redeemed...........................   (3,569,025)     (2,028,400)
                                                   ----------      ----------
Net increase....................................      720,369       2,619,621
                                                   ==========      ==========

                                                               FIXED INCOME FUND
                                                               -----------------
                                                                    FOR THE
                                                                 PERIOD ENDED
                                                               APRIL 30, 1998(C)
                                                               -----------------
Common stock sold.............................................      71,152
Reinvestment of dividends.....................................        --
Common stock redeemed.........................................        --
                                                                    ------
Net increase..................................................      71,152
                                                                    ======




                            OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 1998 (unaudited) (Continued)
-------------------------------------------------------------------------------

                               MUNICIPAL BOND FUND
                                                             -------------------
                                     FOR THE
                                  PERIOD ENDED
                                APRIL 30, 1998(D)
                                                             -------------------
Common stock sold...........................................       302,240
Reinvestment of dividends...................................         --
Common stock redeemed.......................................        (9,856)
                                                                   -------
Net increase................................................       292,384
                                                                   =======

(a)  For the period March 2, 1998 (commencement of operations) to April 30,
     1998.

(b) For the period February 28, 1997 (commencement of operations) to October 31, 1997.

(c)  For the period March 12, 1998 (commencement of operations) to April 30,
     1998.

(d)  For the period March 6, 1998 (commencement of operations) to April 30,
     1998.

4. PURCHASE AND SALES OF SECURITIES. For the period ended April 30, 1998 purchases and sales of investment securities other than short-term investments were as follows:

         FUND                           PURCHASES                                  SALES
         ----                          ------------                             -----------
Core Equities Fund                     $  4,979,616                             $   414,144
Growth Opportunity Fund                 100,353,659                              40,437,243
International Fund                       72,274,469                              74,125,644
Fixed Income Fund                           586,727                                       0
Municipal Bond Fund                       3,089,976                                 306,303

5. YEAR 2000. Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Advisor and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.




                        INVESTMENT ADVISOR: Bessemer Trust Company, N.A. 630 Fifth Avenue New York, NY 10111 (212) 708-9100

                        DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT: Edgewood Services, Inc. 5800 Corporate Drive Pittsburgh, PA 15237-5829

                        TRANSFER AGENT: Fundamental Shareholder Services, Inc. 11 West 25th Street--7th Floor New York, NY 10010-2001

                        ADMINISTRATOR: Federated Administrative Services Federated Investors Tower1001 Liberty Avenue Pittsburgh, PA 15222-3779

                        SHAREHOLDER SERVICING AGENT: Bessemer Trust Company, N.A. 630 Fifth Avenue New York, NY 10111 (212) 708-9100

                        INDEPENDENT AUDITORS: Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414
Cusip 680414307 Cusip 680414208 Cusip 680414109 Cusip 680414406 Cusip 680414505
G01963-05 (6/98)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus.